Document and Entity Information	3 Months Ended
Mar. 31, 2010
Document and Entity Information
Document Type	8-K
Amendment Flag	false
Document Period End Date	2010-11-29
Entity Registrant Name	Ensco plc
Entity Central Index Key	0000314808

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (USD $) In Millions, except Per Share data	3 Months Ended
	Mar. 31, 2010	Mar. 31, 2009
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
OPERATING REVENUES	$ 448.6	$ 484.8
OPERATING EXPENSES
Contract drilling (exclusive of depreciation)	182.4	161.5
Depreciation	51.7	43.7
General and administrative	20.6	12
Total operating expenses	254.7	217.2
OPERATING INCOME	193.9	267.6
OTHER INCOME (EXPENSE), NET	3.1	(4.3)
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	197	263.3
PROVISION FOR INCOME TAXES
Current income tax expense	23.2	45
Deferred income tax expense	11.8	7.2
Total provision for income taxes	35	52.2
INCOME FROM CONTINUING OPERATIONS	162	211.1
DISCONTINUED OPERATIONS
Income from discontinued operations, net	0.4	11
Gain on disposal of discontinued operations, net	29.2
Income from discontinued operations	29.6	11
NET INCOME	191.6	222.1
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1.8)	(1.4)
NET INCOME ATTRIBUTABLE TO ENSCO	189.8	220.7
EARNINGS PER SHARE - BASIC
Continuing operations	$ 1.12	$ 1.48
Discontinued operations	$ 0.21	$ 0.08
Total earnings per share - basic	$ 1.33	$ 1.56
EARNINGS PER SHARE - DILUTED
Continuing operations	$ 1.12	$ 1.48
Discontinued operations	$ 0.21	$ 0.08
Total earnings per share - diluted	$ 1.33	$ 1.56
NET INCOME ATTRIBUTABLE TO ENSCO SHARES
Basic	187.4	218
Diluted	$ 187.4	$ 218
WEIGHTED-AVERAGE SHARES OUTSTANDING
Basic	140.7	140.1
Diluted	140.8	140.1
CASH DIVIDENDS PER SHARE	$ 0.025	$ 0.025

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Millions	Mar. 31, 2010	Dec. 31, 2009
CURRENT ASSETS
Cash and cash equivalents	$ 1,229.4	$ 1,141.4
Accounts receivable, net	310.6	324.6
Other	160.8	186.8
Total current assets	1,700.8	1,652.8
PROPERTY AND EQUIPMENT, AT COST	6,132.9	6,151.2
Less accumulated depreciation	1,650.3	1,673.9
Property and equipment, net	4,482.6	4,477.3
GOODWILL	336.2	336.2
LONG-TERM INVESTMENTS	55.4	60.5
OTHER ASSETS, NET	207.7	220.4
Total assets	6,782.7	6,747.2
CURRENT LIABILITIES
Accounts payable - trade	97.6	159.1
Accrued liabilities and other	221.8	308.6
Current maturities of long-term debt	17.2	17.2
Total current liabilities	336.6	484.9
LONG-TERM DEBT	257.2	257.2
DEFERRED INCOME TAXES	379	377.3
OTHER LIABILITIES	110.1	120.7
COMMITMENTS AND CONTINGENCIES
ENSCO SHAREHOLDERS' EQUITY
Additional paid-in capital	611.3	602.6
Retained earnings	5,065.5	4,879.2
Accumulated other comprehensive income	2.5	5.2
Treasury shares, at cost, 7.5 million shares	(3.3)	(2.9)
Total Ensco shareholders' equity	5,691.1	5,499.2
NONCONTROLLING INTERESTS	8.7	7.9
Total equity	5,699.8	5,507.1
Total liabilities and shareholders' equity	6,782.7	6,747.2
Common Class A, par value in USD
ENSCO SHAREHOLDERS' EQUITY
Common shares, value	15	15
Common Class B, par value in GBP
ENSCO SHAREHOLDERS' EQUITY
Common shares, value	$ 0.1	$ 0.1

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Mar. 31, 2010	Dec. 31, 2009
Treasury shares, shares held	7,500,000	7,500,000
Common Class A, par value in USD
Common shares, par value	$ 0.1	$ 0.1
Common shares, shares authorized	450,000,000	450,000,000
Common shares, shares issued	150,000,000	150,000,000
Common Class B, par value in GBP
Common shares, par value	$ 1	$ 1
Common shares, shares authorized	50,000	50,000
Common shares, shares issued	50,000	50,000

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	3 Months Ended
	Mar. 31, 2010	Mar. 31, 2009
OPERATING ACTIVITIES
Net income	$ 191.6	$ 222.1
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Depreciation expense	51.7	43.7
Deferred income tax expense	11.8	7.2
Amortization expense	10.8	7.9
Share-based compensation expense	10.7	7
Income from discontinued operations, net	(0.4)	(11)
Gain on disposal of discontinued operations, net	(29.2)
Other	0.2	8.6
Changes in operating assets and liabilities:
Decrease in accounts receivable	14.7	1.7
Decrease (increase) in other assets	9.7	(25.2)
(Decrease) increase in liabilities	(111.9)	47.4
Net cash provided by operating activities of continuing operations	159.7	309.4
INVESTING ACTIVITIES
Additions to property and equipment	(167.5)	(183.8)
Proceeds from disposal of discontinued operations	94.7	4.9
Proceeds from disposition of assets	0.2	0.8
Net cash used in investing activities	(72.6)	(178.1)
FINANCING ACTIVITIES
Cash dividends paid	(3.5)	(3.5)
Other	(1.3)	(1.1)
Net cash used in financing activities	(4.8)	(4.6)
Effect of exchange rate changes on cash and cash equivalents	(0.5)	(0.3)
Net cash provided by operating activities of discontinued operations	6.2	11.3
INCREASE IN CASH AND CASH EQUIVALENTS	88	137.7
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,141.4	789.6
CASH AND CASH EQUIVALENTS, END OF PERIOD	$ 1,229.4	$ 927.3

Unaudited Condensed Consolidated Financial Statements	3 Months Ended
Mar. 31, 2010
Unaudited Condensed Consolidated Financial Statements
Unaudited Condensed Consolidated Financial Statements
Note 1 - Unaudited Condensed Consolidated Financial Statements

       We prepared the accompanying condensed consolidated financial statements of Ensco plc and subsidiaries (the "Company", "Ensco", "we" or "us") in accordance with accounting principles generally accepted in the United States of America ("GAAP"), pursuant to the rules and regulations of the Securities and Exchange Commission (the "SEC") included in the instructions to Form 10-Q and Article 10 of Regulation S-X. The financial information included in this report is unaudited but, in our opinion, includes all adjustments (consisting of normal recurring adjustments) that are necessary for a fair presentation of our financial position, results of operations and cash flows for the interim periods presented. The December 31, 2009 condensed consolidated balance sheet data were derived from our 2009 audited consolidated financial statements but do not include all disclosures required by GAAP. Certain previously reported amounts have been reclassified to conform to the current year presentation. The preparation of our consolidated financial statements requires management to make certain estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, the related revenues and expenses and disclosures of gain and loss contingencies as of the date of the financial statements. Actual results could differ from those estimates.

       The financial data for the quarters ended March 31, 2010 and 2009 included herein have been subjected to a limited review by KPMG LLP, our independent registered public accounting firm. The accompanying independent registered public accounting firm's review report is not a report within the meaning of Sections 7 and 11 of the Securities Act of 1933, and the independent registered public accounting firm's liability under Section 11 does not extend to it.

       Results of operations for the quarter ended March 31, 2010 are not necessarily indicative of the results of operations that will be realized for the year ending December 31, 2010. It is recommended that these condensed consolidated financial statements be read in conjunction with our audited consolidated financial statements and notes thereto for the year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2010, as updated by the Current Reports on Form 8-K dated June 8, 2010, August 13, 2010 and December 1, 2010.

Noncontrolling Interests	3 Months Ended
Mar. 31, 2010
Noncontrolling Interests
Noncontrolling Interests
Note 2 - Noncontrolling Interests

       Noncontrolling interests are classified as equity on our consolidated balance sheets, and net income attributable to noncontrolling interests is presented separately on our consolidated statements of income. In our Asia Pacific operating segment, local third parties hold a noncontrolling ownership interest in three of our subsidiaries. No changes in the ownership interests of these subsidiaries occurred during the quarters ended March 31, 2010 and 2009.

       The following table is a reconciliation of income from continuing operations attributable to Ensco for the quarters ended March 31, 2010 and 2009 (in millions):

	2010	2009

Income from continuing operations	$162.0	$211.1
Income from continuing operations attributable to noncontrolling interests	(1.6)	(1.2)
Income from continuing operations attributable to Ensco	$160.4	$209.9

    The following table is a reconciliation of income from discontinued operations, net, attributable to Ensco for the quarters ended March 31, 2010 and 2009 (in millions):

	2010	2009

Income from discontinued operations	$29.6	$11.0
Income from discontinued operations attributable to noncontrolling interests	(.2)	(.2)
Income from discontinued operations attributable to Ensco	$29.4	$10.8

Earnings Per Share	3 Months Ended
Mar. 31, 2010
Earnings Per Share
Earnings Per Share

Note 3 - Earnings Per Share

       We compute basic and diluted earnings per share ("EPS") in accordance with the two-class method. Net income attributable to Ensco used in our computations of basic and diluted EPS is adjusted to exclude net income allocated to non-vested shares granted to our employees and non-employee directors. Weighted-average shares outstanding used in our computation of diluted EPS includes the dilutive effect of share options using the treasury stock method and excludes non-vested shares.

       The following table is a reconciliation of net income attributable to Ensco shares used in our basic and diluted EPS computations for the quarters ended March 31, 2010 and 2009 (in millions):

	2010	2009

Net income attributable to Ensco	$189.8	$220.7
Net income allocated to non-vested share awards	(2.4)	(2.7)
Net income attributable to Ensco shares	$187.4	$218.0

       The following table is a reconciliation of the weighted-average shares used in our basic and diluted EPS computations for the quarters ended March 31, 2010 and 2009 (in millions):

	2010	2009

Weighted-average shares - basic	140.7	140.1
Potentially dilutive share options	.1	.0
Weighted-average shares - diluted	140.8	140.1

       Antidilutive share options totaling 1.0 million and 1.5 million were excluded from the computation of diluted EPS for the quarters ended March 31, 2010 and 2009, respectively.

Derivative Instruments	3 Months Ended
Mar. 31, 2010
Derivative Instruments
Derivative Instruments
Note 4 - Derivative Instruments

       Our functional currency is the U.S. dollar. As is customary in the oil and gas industry, a majority of our revenues are denominated in U.S. dollars, however, a portion of the revenues earned and expenses incurred by some of our subsidiaries are denominated in currencies other than the U.S. dollar ("foreign currencies"). These transactions are remeasured in U.S. dollars based on a combination of both current and historical exchange rates. We use foreign currency forward contracts ("derivatives") to reduce our exposure to various market risks, primarily foreign currency exchange rate risk. We maintain a foreign currency exchange rate risk management strategy that utilizes derivatives to reduce our exposure to unanticipated fluctuations in earnings and cash flows caused by changes in foreign currency exchange rates. Although no interest rate related derivatives were outstanding as of March 31, 2010 and December 31, 2009, we occasionally employ an interest rate risk management strategy that utilizes derivatives to minimize or eliminate unanticipated fluctuations in earnings and cash flows arising from changes in, and volatility of, interest rates. We minimize our credit risk relating to the counterparties of our derivatives by transacting with multiple, high-quality financial institutions, thereby limiting exposure to individual counterparties, and by monitoring the financial condition of our counterparties. We do not enter into derivatives for trading or other speculative purposes.

       All derivatives were recorded on our condensed consolidated balance sheets at fair value. Accounting for the gains and losses resulting from changes in the fair value of derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. As of March 31, 2010 and December 31, 2009, our condensed consolidated balance sheets included net foreign currency derivative assets of  $7.0 million and  $13.2 million, respectively. See "Note 7 - Fair Value Measurements" for additional information on the fair value measurement of our derivatives.

       Derivatives recorded at fair value in our condensed consolidated balance sheets as of March 31, 2010 and December 31, 2009 consisted of the following (in millions):

	Derivative Assets		Derivative Liabilities
	March 31,	December 31,	March 31,	December 31,
	2010	2009	2010	2009

Derivatives Designated as Hedging Instruments
Foreign currency forward contracts - current(1)	$ 6.8	$10.2	$3.3	$1.1
Foreign currency forward contracts - non-current(2)	3.4	3.8	--	--
	10.2	14.0	3.3	1.1

Derivatives Not Designated as Hedging Instruments
Foreign currency forward contracts - current(1)	.2	.3	.1	.0
	.2	.3	.1	.0
Total	$10.4	$14.3	$3.4	$1.1

(1)
Derivative assets and liabilities that have maturity dates equal to or less than twelve months from the respective balance sheet date were included in other current assets and accrued liabilities and other, respectively, on our condensed consolidated balance sheets.

(2)
Derivative assets and liabilities that have maturity dates greater than twelve months from the respective balance sheet date were included in other assets, net, and other liabilities, respectively, on our condensed consolidated balance sheets.

       We utilize derivatives designated as hedging instruments to hedge forecasted foreign currency denominated transactions ("cash flow hedges"), primarily to reduce our exposure to foreign currency exchange rate risk associated with the portion of our remaining ENSCO 8500 Series® construction obligations denominated in Singapore dollars and contract drilling expenses denominated in various foreign currencies. As of March 31, 2010, we had cash flow hedges outstanding to exchange an aggregate  $241.6 million for various foreign currencies, including  $160.7 million for Singapore dollars,  $48.5 million for British pounds,  $20.7 million for Australian dollars and  $11.7 million for other currencies.

       Gains and losses on derivatives designated as cash flow hedges included in our condensed consolidated statements of income for the quarters ended March 31, 2010 and 2009 were as follows (in millions):

Derivatives Designated as Cash Flow Hedges	Loss Recognized in Other Comprehensive Income ("OCI") (Effective Portion)		(Loss) Gain Reclassified from Accumulated Other Comprehensive Income ("AOCI") into Income (Effective Portion)		Gain (Loss) Recognized in Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)(1)
	2010	2009	2010	2009	2010	2009

Interest rate lock contracts(2)	$ --	$ --	$(.1)	$ (.2)	$ --	$ --
Foreign currency forward contracts(3)	(1.4)	(15.4)	1.4	(9.8)	.0	(6.5)
Total	$(1.4)	$(15.4)	$1.3	$(10.0)	$.0	$(6.5)

(1)
Gains and losses recognized in income for ineffectiveness and amounts excluded from effectiveness testing were included in other income (expense), net, in our condensed consolidated statements of income.

(2)	Losses on derivatives reclassified from AOCI into income (effective portion) were included in other income (expense), net, in our condensed consolidated statements of income.
(3)	Gains and losses on derivatives reclassified from AOCI into income (effective portion) were included in contract drilling expense in our condensed consolidated statements of income.

       We have net assets and liabilities denominated in numerous foreign currencies and use various methods to manage our exposure to foreign currency exchange rate risk. We predominantly structure our drilling contracts in U.S. dollars which significantly reduces the portion of our cash flows and assets denominated in foreign currencies. We occasionally enter into derivatives that hedge the fair value of recognized foreign currency denominated assets or liabilities but do not designate such derivatives as hedging instruments. In these situations, a natural hedging relationship generally exists whereby changes in the fair value of the derivatives offset changes in the fair value of the underlying hedged items. As of March 31, 2010, we had derivatives not designated as hedging instruments outstanding to exchange an aggregate  $58.6 million for various foreign currencies, including  $24.5 million for Singapore dollars,  $15.5 million for Australian dollars,  $7.5 million for British pounds and  $11.1 million for other currencies.

       Net gains of  $600,000 and net losses of  $1.0 million associated with our derivatives not designated as hedging instruments were included in other income (expense), net, in our condensed consolidated statements of income for the quarters ended March 31, 2010 and 2009, respectively.

       As of March 31, 2010, the estimated amount of net gains associated with derivative instruments, net of tax, that will be reclassified to earnings during the next twelve months was as follows (in millions):

Net unrealized gains to be reclassified to contract drilling expense	$ .6
Net realized losses to be reclassified to other income (expense), net	(.4)
Net gains to be reclassified to earnings	$ .2

Accrued Liabilities and Other	3 Months Ended
Mar. 31, 2010
Accrued Liabilities and Other
Accrued Liabilities and Other
Note 5 - Accrued Liabilities and Other

       Accrued liabilities and other as of March 31, 2010 and December 31, 2009 consisted of the following (in millions):

	2010	2009

Deferred revenue	$ 63.6	$ 89.0
Wreckage and debris removal	50.3	50.3
Taxes	49.7	97.3
Personnel costs	29.2	48.6
Other	29.0	23.4
	$221.8	$308.6

Comprehensive Income	3 Months Ended
Mar. 31, 2010
Comprehensive Income
Comprehensive Income
Note 6 - Comprehensive Income

       Accumulated other comprehensive income as of March 31, 2010 and December 31, 2009 was comprised of net gains and losses on derivative instruments, net of tax. The components of other comprehensive loss, net of tax, for the quarters ended March 31, 2010 and 2009 were as follows (in millions):

	2010	2009

Net income	$191.6	$222.1
Other comprehensive (loss) income:
Net change in fair value of derivatives	(1.4)	(15.4)
Reclassification of gains and losses on derivative instruments from other comprehensive (income) loss into net income	(1.3)	10.0
Net other comprehensive loss	(2.7)	(5.4)
Comprehensive income	188.9	216.7
Comprehensive income attributable to noncontrolling interests	(1.8)	(1.4)
Comprehensive income attributable to Ensco	$187.1	$215.3

Fair Value Measurements	3 Months Ended
Mar. 31, 2010
Fair Value Measurements
Fair Value Measurements
Note 7 - Fair Value Measurements

       The following fair value hierarchy table categorizes information regarding our financial assets and liabilities measured at fair value on a recurring basis as of March 31, 2010 and December 31, 2009 (in millions):

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

As of March 31, 2010

Auction rate securities	$ --	$ --	$55.4	$55.4
Supplemental executive retirement plan assets	20.4	--	--	20.4
Derivatives, net	--	7.0	--	7.0
Total financial assets	$20.4	$ 7.0	$55.4	$82.8

As of December 31, 2009

Auction rate securities	$ --	$ --	$60.5	$60.5
Supplemental executive retirement plan assets	18.7	--	--	18.7
Derivatives, net	--	13.2	--	13.2
Total financial assets	$18.7	$13.2	$60.5	$92.4

    Auction Rate Securities

       As of March 31, 2010 and December 31, 2009, we held long-term debt instruments with variable interest rates that periodically reset through an auction process ("auction rate securities") totaling  $61.4 million and  $66.8 million (par value), respectively. These auction rate securities were classified as long-term investments on our condensed consolidated balance sheets. Our auction rate securities were originally acquired in January 2008 and have maturity dates ranging from 2025 to 2047. Our auction rate securities were measured at fair value on a recurring basis using significant Level 3 inputs as of March 31, 2010 and December 31, 2009. The following table summarizes the fair value measurements of our auction rate securities using significant Level 3 inputs, and changes therein, for the quarters ended March 31, 2010 and 2009 (in millions):

	2010	2009

Beginning Balance	$60.5	$64.2
Sales	(5.4)	(2.3)
Unrealized gains*	.3	.0
Transfers in and/or out of Level 3	--	--
Ending balance	$55.4	$61.9

*	Unrealized gains are included in other income (expense), net, in our condensed consolidated statements of income.

       Before utilizing Level 3 inputs in our fair value measurements, we considered whether observable inputs were available. As a result of continued auction failures, quoted prices for our auction rate securities did not exist as of March 31, 2010. Accordingly, we concluded that Level 1 inputs were not available. Brokerage statements received from the four broker/dealers that held our auction rate securities included their estimated market value as of March 31, 2010. Three broker/dealers valued our auction rate securities at par and the fourth valued our auction rate securities at 91% of par. Due to the lack of transparency into the methodologies used to determine the estimated market values, we concluded that estimated market values provided on our brokerage statements do not constitute valid inputs, and we do not utilize them in measuring the fair value of our auction rate securities.

       We determined that use of a valuation model was the best available technique for measuring the fair value of our auction rate securities. We used an income approach valuation model to estimate the price that would be received in exchange for our auction rate securities in an orderly transaction between market participants ("exit price") as of March 31, 2010. The exit price was derived as the weighted-average present value of expected cash flows over various periods of illiquidity, using a risk-adjusted discount rate based on the credit risk and liquidity risk of our auction rate securities.

       While our valuation model was based on both Level 2 (credit quality and interest rates) and Level 3 inputs, we determined that our Level 3 inputs were significant to the overall fair value measurement of our auction rate securities, particularly the estimates of risk-adjusted discount rates and ranges of expected periods of illiquidity. We have the ability to maintain our investment in these securities until they are redeemed, repurchased or sold in a market that facilitates orderly transactions.

    Supplemental Executive Retirement Plan Assets

       Our Ensco supplemental executive retirement plans (the "SERP") are non-qualified plans that provide for eligible employees to defer a portion of their compensation for use after retirement. Assets held in the SERP were marketable securities measured at fair value on a recurring basis using Level 1 inputs and were included in other assets, net, on our condensed consolidated balance sheets as of March 31, 2010 and December 31, 2009. The fair value measurement of assets held in the SERP was based on quoted market prices.

    Derivatives

       Our derivatives were measured at fair value on a recurring basis using Level 2 inputs as of March 31, 2010 and December 31, 2009. See "Note 4 - Derivative Instruments" for additional information on our derivatives, including a description of our foreign currency hedging activities and related methodologies used to manage foreign currency exchange rate risk. The fair value measurement of our derivatives was based on market prices that are generally observable for similar assets or liabilities at commonly-quoted intervals.

    Other Financial Instruments

       The carrying values and estimated fair values of our debt instruments as of March 31, 2010 and December 31, 2009 were as follows (in millions):

	March 31,		December 31,
	2010		2009
		Estimated		Estimated
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value

7.20% Debentures	$148.9	$156.0	$148.9	$155.9
6.36% Bonds, including current maturities	76.0	85.2	76.0	85.8
4.65% Bonds, including current maturities	49.5	53.9	49.5	53.8

       The estimated fair value of our 7.20% Debentures was determined using quoted market prices. The estimated fair values of our 6.36% Bonds and 4.65% Bonds were determined using an income approach valuation model. The estimated fair values of our cash and cash equivalents, receivables, trade payables and other liabilities approximated their carrying values as of March 31, 2010 and December 31, 2009.

Discontinued Operations	3 Months Ended
Mar. 31, 2010
Discontinued Operations
Discontinued Operations
Note 8 - Discontinued Operations

    ENSCO 60

    In September 2010, we executed a Memorandum of Agreement (the "MOA") to sell ENSCO 60 for  $26.0 million. The MOA requires the sale to close in the near-term and the buyer to pay us a non-refundable deposit of  $2.6 million.

    Based on the facts and circumstances and our conclusion that it was probable the sale of the rig would occur within one year, we classified ENSCO 60 as held-for-sale as of September 30, 2010.  The rig's aggregate net book value and inventory totaled  $21.8 million as of March 31, 2010.  ENSCO 60 operating results were reclassified as discontinued operations in our condensed consolidated statements of income for the quarters ended March 31, 2010 and 2009 and previously were included within our North and South America operating segment.

    Rig Sales

    In April 2010, we sold jackup rig ENSCO 57 for  $47.1 million, of which two deposits of  $4.7 million each were received in December 2009 and March 2010, respectively.   The rig's aggregate net book value and other assets as of March 31, 2010 totaled  $29.5 million.

    In March 2010, we sold jackup rigs ENSCO 50 and ENSCO 51 for an aggregate  $94.7 million, of which a deposit of  $4.7 million was received in December 2009.  We recognized an aggregate pre-tax gain of  $33.9 million in connection with the disposals of ENSCO 50 and ENSCO 51, which was included in gain on disposal of discontinued operations, net, in our condensed consolidated statement of income for the quarter ended March 31, 2010.  The rigs' aggregate net book value and other assets on the date of sale totaled  $60.8 million.   ENSCO 50, ENSCO 51 and ENSCO 57 operating results were reclassified as discontinued operations in our condensed consolidated statements of income for the quarters ended March 31, 2010 and 2009.

    ENSCO 69

       From May 2007 to June 2009, ENSCO 69 was contracted to Petrosucre, a subsidiary of Petróleos de Venezuela S.A., the national oil company of Venezuela. In January 2009, we suspended drilling operations on ENSCO 69 after Petrosucre failed to satisfy its contractual obligations and meet commitments relative to the payment of past due invoices. Petrosucre then took over complete control of ENSCO 69 drilling operations utilizing Petrosucre employees and a portion of the Venezuelan rig crews we had utilized.

       On June 4, 2009, after Petrosucre's failure to satisfy its contractual payment obligations, failure to reach a mutually acceptable agreement with us and denial of our request to demobilize ENSCO 69 from Venezuela, Petrosucre advised that it would not return the rig and would continue to operate it without our consent. Petrosucre further advised that it would release ENSCO 69 after a six-month period, subject to a mutually agreed accord addressing the resolution of all remaining obligations under the ENSCO 69 drilling contract. On June 6, 2009, we terminated our contract with Petrosucre and removed all remaining Ensco employees from the rig.

       Due to Petrosucre's failure to satisfy its contractual obligations and meet payment commitments, and in consideration of the Venezuelan government's nationalization of assets owned by other international oil and gas companies and oilfield service companies, we concluded it was remote that ENSCO 69 would be returned to us by Petrosucre and operated again by Ensco. Therefore, we recorded the disposal of ENSCO 69 during the second quarter of 2009 and reclassified its operating results as discontinued operations.

       In November 2009, we executed an agreement with Petrosucre to mitigate our losses and resolve issues relative to outstanding amounts owed by Petrosucre for drilling operations performed by Ensco through the date of termination of the drilling contract in June 2009 (the "agreement").  The agreement also required Petrosucre to compensate us for its use of the rig, and we recognized  $6.9 million of pre-tax income for the quarter ended March 31, 2010 associated with collections under the agreement.  Although the agreement obligates Petrosucre to make additional payments for its use of the rig through March 31, 2010, the associated income was not recognized in our condensed consolidated statement of income, as collectability was not reasonably assured.

    On August 24, 2010, possession of ENSCO 69 was returned to Ensco. Due to the return of ENSCO 69 from Petrosucre and our ability to significantly influence the future operations of the rig and to incur significant future cash flows related to those operations until the pending insurance claim is resolved and possibly thereafter, ENSCO 69 operating results were reclassified as continuing operations for the quarters ended March 31, 2010 and 2009.

       There can be no assurances relative to the recovery of outstanding contract entitlements, insurance recovery and related pending litigation or the imposition of customs duties in relation to the rig's recent presence in Venezuela. See "Note 9 - Contingencies" for additional information on insurance and legal remedies related to ENSCO 69.

       The following table summarizes income from discontinued operations for the quarters ended March 31, 2010 and 2009 (in millions)

	2010	2009

Revenues	$12.6	$29.3
Operating expenses	10.8	16.0
Operating income before income taxes	1.8	13.3
Income tax expense	1.4	2.3
Gain on disposal of discontinued operations, net	29.2	--
Income from discontinued operations	$29.6	$11.0

       Debt and interest expense are not allocated to our discontinued operations.

Contingencies	3 Months Ended
Mar. 31, 2010
Contingencies
Contingencies
Note 9 - Contingencies

    FCPA Internal Investigation

       Following disclosures by other offshore service companies announcing internal investigations involving the legality of amounts paid to and by customs brokers in connection with temporary importation of rigs and vessels into Nigeria, the Audit Committee of our Board of Directors and management commenced an internal investigation in July 2007. The investigation initially focused on our payments to customs brokers relating to the temporary importation of ENSCO 100, our only rig that operated offshore Nigeria during the pertinent period.

       As is customary for companies operating offshore Nigeria, we had engaged independent customs brokers to process customs clearance of routine shipments of equipment, materials and supplies and to process the ENSCO 100 temporary importation permits, extensions and renewals. One or more of the customs brokers that our subsidiary in Nigeria used to obtain the ENSCO 100 temporary import permits, extensions and renewals also provided this service to other offshore service companies that have undertaken Foreign Corrupt Practices Act ("FCPA") compliance internal investigations.

       The principal purpose of our investigation was to determine whether any of the payments made to or by our customs brokers were inappropriate under the anti-bribery provisions of the FCPA or whether any violations of the recordkeeping or internal accounting control provisions of the FCPA occurred. Our Audit Committee engaged a Washington, D.C. law firm with significant experience in investigating and advising upon FCPA matters to assist in the internal investigation.

       Following notification to the Audit Committee and to KPMG LLP, our independent registered public accounting firm, in consultation with the Audit Committee's external legal counsel, we voluntarily notified the United States Department of Justice and the SEC that we had commenced an internal investigation. We expressed our intention to cooperate with both agencies, comply with their directives and fully disclose the results of the investigation. The internal investigation process has involved extensive reviews of documents and records, as well as production to the authorities, and interviews of relevant personnel. In addition to the temporary importation of ENSCO 100, the investigation has examined our customs clearance of routine shipments and immigration activities in Nigeria.

       Our internal investigation has essentially been concluded. Discussions were held with the authorities to review the results of the investigation and discuss associated matters during 2009 and the first quarter of 2010. We expect to discuss a possible disposition with the authorities in the near-term.

       Although we believe the U.S. authorities will take into account our voluntary disclosure, our cooperation with the agencies and the remediation and compliance enhancement activities that are underway, we are unable to predict the ultimate disposition of this matter, whether we will be charged with violation of the anti-bribery, recordkeeping or internal accounting control provisions of the FCPA or whether the scope of the investigation will be extended to other issues in Nigeria or to other countries. We also are unable to predict what potential corrective measures, fines, sanctions or other remedies, if any, the agencies may seek against us or any of our employees.

       In November 2008, our Board of Directors approved enhanced FCPA compliance recommendations issued by the Audit Committee's external legal counsel, and the Company embarked upon an enhanced compliance initiative that included appointment of a Chief Compliance Officer and a Director - Corporate Compliance. We engaged consultants to assist us in implementing the compliance recommendations approved by our Board of Directors, which include an enhanced compliance policy, increased training and testing, prescribed contractual provisions for our service providers that interface with foreign government officials, due diligence for the selection of such service providers and an increased Company-wide awareness initiative that includes periodic issuance of FCPA Alerts.

       Since ENSCO 100 completed its contract commitment and departed Nigeria in August 2007, this matter is not expected to have a material effect on or disrupt our current operations. As noted above, we are unable to predict the outcome of this matter or estimate the extent to which we may be exposed to any resulting potential liability, sanctions or significant additional expense.

    ENSCO 74 Loss

       In September 2008, ENSCO 74 was lost as a result of Hurricane Ike in the Gulf of Mexico. Portions of its legs remained underwater adjacent to the customer's platform, and we conducted extensive aerial and sonar reconnaissance but did not locate the rig hull. The rig was a total loss, as defined under the terms of our insurance policies.

       In March 2009, the sunken rig hull of ENSCO 74 was located approximately 95 miles from the original drilling location when it was struck by an oil tanker. Following discovery of the sunken rig hull, we removed the accessible hydrocarbons onboard the rig and began planning for removal of the wreckage. As an interim measure, the wreckage has been appropriately marked, and the U.S. Coast Guard has issued a Notice to Mariners. We recently commenced removal of the hull wreckage and related debris.

       Physical damage to our rigs caused by a hurricane, the associated "sue and labor" costs to mitigate the insured loss and removal, salvage and recovery costs are all covered by our property insurance policies subject to a  $50.0 million per occurrence self-insured retention. The insured value of ENSCO 74 was  $100.0 million, and we have received the net  $50.0 million due under our policies for loss of the rig.

       Coverage for ENSCO 74 sue and labor costs and wreckage and debris removal costs under our property insurance policies is limited to  $25.0 million and  $50.0 million, respectively. Supplemental wreckage and debris removal coverage is provided under our liability insurance policies, subject to an annual aggregate limit of  $500.0 million. We also have a customer contractual indemnification that provides for reimbursement of any ENSCO 74 wreckage and debris removal costs that are not recovered under our insurance policies.

       We believe it is probable that we are required to remove the leg sections of ENSCO 74 remaining adjacent to the customer's platform because they may interfere with the customer's future operations. We also believe it is probable that we are required to remove the ENSCO 74 rig hull and related debris from the seabed due to the navigational risk it imposes. We estimate the leg removal costs to range from  $16.0 million to  $30.0 million and the hull and related debris removal costs to range from  $36.0 million to  $55.0 million. We expect the cost of removal of the legs and the hull and related debris to be fully covered by our insurance without any additional retention.

       A  $16.0 million liability, representing the low end of the range of estimated leg removal costs, and a corresponding receivable for recovery of those costs was recorded as of March 31, 2010. A  $34.3 million liability, representing the low end of the range of estimated remaining hull and related debris removal costs, and a corresponding receivable for recovery of those costs was recorded as of March 31, 2010. As of March 31, 2010,  $1.7 million of wreckage and debris removal costs had been incurred and paid, primarily related to removal of hydrocarbons from the rig. The remaining estimated aggregate  $50.3 million liability for leg and hull and related debris removal costs was included in accrued liabilities and other on our March 31, 2010 condensed consolidated balance sheet. Of the aggregate  $52.0 million receivable for recovery of those costs,  $1.2 million was included in other current assets and  $50.8 million was included in other assets, net, on our March 31, 2010 condensed consolidated balance sheet.

       In March 2009, we received notice from legal counsel representing certain underwriters in a subrogation claim alleging that ENSCO 74 caused a pipeline to rupture during Hurricane Ike. On September 4, 2009, civil litigation was filed seeking damages for the cost of repairs and business interruption in an amount in excess of  $26.0 million. Based on information currently available, primarily the adequacy of available defenses, we have not concluded that it is probable a liability exists with respect to this matter.

       In March 2009, the owner of the oil tanker that struck the hull of ENSCO 74 commenced civil litigation against us seeking monetary damages of  $10.0 million for losses incurred when the tanker struck the sunken hull of ENSCO 74. Based on information currently available, primarily the adequacy of available defenses, we have not concluded that it is probable a liability exists with respect to this matter.

       We filed a petition for exoneration or limitation of liability under U.S. admiralty and maritime law in September 2009. The petition seeks exoneration from or limitation of liability for any and all injury, loss or damage caused, occasioned or occurred in relation to the ENSCO 74 loss in September 2008. The owner of the tanker that struck the hull of ENSCO 74 and the owners of four subsea pipelines have presented claims in the exoneration/limitation proceedings.

       We have liability insurance policies that provide coverage for claims such as the tanker and pipeline claims as well as removal of wreckage and debris in excess of the property insurance policy sublimit, subject to a  $10.0 million per occurrence self-insured retention for third-party claims and an annual aggregate limit of  $500.0 million. We believe all liabilities associated with the ENSCO 74 loss during Hurricane Ike resulted from a single occurrence under the terms of the applicable insurance policies. However, legal counsel for certain liability underwriters have asserted that the liability claims arise from separate occurrences. In the event of multiple occurrences, the self-insured retention is  $15.0 million for two occurrences and  $1.0 million for each occurrence thereafter.

       Although we do not expect final disposition of the claims associated with the ENSCO 74 loss to have a material adverse effect upon our financial position, operating results or cash flows, there can be no assurances as to the ultimate outcome.

    ENSCO 69

       We have filed an insurance claim under our package policy, which includes coverage for certain political risks, and are evaluating legal remedies against Petrosucre for contractual and other ENSCO 69 related damages. ENSCO 69 has an insured value of  $65.0 million under our package policy, subject to a  $10.0 million deductible.

       By letter dated September 30, 2009, legal counsel acting for the package policy underwriters denied coverage under the package policy and reserved rights. On March 15, 2010, underwriters commenced litigation for purposes of enforcing mediation under the disputes clause of our package policy and precluding us from pursuing litigation in the United States. On that date, we commenced litigation to recover on our political risk package policy claim. Our lawsuit seeks recovery under the policy for the loss of ENSCO 69 and includes claims for wrongful denial of coverage, breach of contract, breach of the Texas insurance code, failure to timely respond to the claim and bad faith. Our lawsuit seeks actual damages in the amount of  $55.0 million (insured value of  $65.0 million less a  $10.0 million deductible), punitive damages and attorneys' fees. On March 30, 2010, we obtained a temporary restraining order barring underwriters from pursuing the lawsuit in the U.K.

       We were unable to conclude that collection of insurance proceeds associated with the loss of ENSCO 69 was probable as of March 31, 2010. Accordingly, no ENSCO 69 related insurance receivables were recorded on our condensed consolidated balance sheet as of March 31, 2010. See "Note 8 - Discontinued Operations" for additional information on ENSCO 69.

    ENSCO 29 Wreck Removal

       A portion of the ENSCO 29 platform drilling rig was lost over the side of a customer's platform as a result of Hurricane Katrina during 2005. Although beneficial ownership of ENSCO 29 was transferred to our insurance underwriters when the rig was determined to be a total loss, management believes we may be legally required to remove ENSCO 29 wreckage and debris from the seabed and currently estimates the removal cost to range from  $5.0 million to  $15.0 million. Our property insurance policies include coverage for ENSCO 29 wreckage and debris removal costs up to  $3.8 million. We also have liability insurance policies that provide specified coverage for wreckage and debris removal costs in excess of the  $3.8 million coverage provided under our property insurance policies.

       Our liability insurance underwriters have issued letters reserving rights and effectively denying coverage by questioning the applicability of coverage for the potential ENSCO 29 wreckage and debris removal costs. During 2007, we commenced litigation against certain underwriters alleging breach of contract, wrongful denial, bad faith and other claims which seek a declaration that removal of wreckage and debris is covered under our liability insurance, monetary damages, attorneys' fees and other remedies. The matter is scheduled for trial in August 2010.

       While we anticipate that any ENSCO 29 wreckage and debris removal costs incurred will be largely or fully covered by insurance, a  $1.2 million provision, representing the portion of the  $5.0 million low end of the range of estimated removal cost we believe is subject to liability insurance coverage, was recognized during 2006.

    Asbestos Litigation

       During 2004, we and certain current and former subsidiaries were named as defendants, along with numerous other third-party companies as co-defendants, in three multi-party lawsuits filed in Mississippi. The lawsuits sought an unspecified amount of monetary damages on behalf of individuals alleging personal injury or death, primarily under the Jones Act, purportedly resulting from exposure to asbestos on drilling rigs and associated facilities during the period 1965 through 1986.

       In compliance with the Mississippi Rules of Civil Procedure, the individual claimants in the original multi-party lawsuits whose claims were not dismissed were ordered to file either new or amended single plaintiff complaints naming the specific defendant(s) against whom they intended to pursue claims. As a result, out of more than 600 initial multi-party claims, we have been named as a defendant by 65 individual plaintiffs. Of these claims, 62 claims or lawsuits are pending in Mississippi state courts and three are pending in the U.S. District Court as a result of their removal from state court.

       To date, written discovery and plaintiff depositions have taken place in eight cases involving us. While several cases have been selected for trial during 2010 and 2011, none of the cases pending against us in Mississippi state court are included within those selected cases.

       We intend to vigorously defend against these claims and have filed responsive pleadings preserving all defenses and challenges to jurisdiction and venue. However, discovery is still ongoing and, therefore, available information regarding the nature of all pending claims is limited. At present, we cannot reasonably determine how many of the claimants may have valid claims under the Jones Act or estimate a range of potential liability exposure, if any.

       In addition to the pending cases in Mississippi, we have three other asbestos or lung injury claims pending against us in litigation in various other jurisdictions. Although we do not expect the final disposition of the Mississippi and other asbestos or lung injury lawsuits to have a material adverse effect upon our financial position, operating results or cash flows, there can be no assurances as to the ultimate outcome of the lawsuits.

    Working Time Directive

       Legislation known as the U.K. Working Time Directive ("WTD") was introduced during 2003 and may be applicable to our employees and employees of other drilling contractors that work offshore in U.K. territorial waters or in the U.K. sector of the North Sea. Certain trade unions representing offshore employees have claimed that drilling contractors are not in compliance with the WTD in respect of paid time off (vacation time) for employees working offshore on a rotational basis (generally equal time working and off).

       A Labor Tribunal in Aberdeen, Scotland, rendered decisions in claims involving other offshore drilling contractors and offshore service companies in February 2008. The Tribunal decisions effectively held that employers of offshore workers in the U.K. sector employed on an equal time on/time off rotation are obligated to accord such rotating personnel two-weeks annual paid time off from their scheduled offshore work assignment period. Both sides of the matter, employee and employer groups, appealed the Tribunal decision. The appeals were heard by the Employment Appeal Tribunal ("EAT") in December 2008.

       In an opinion rendered in March 2009, the EAT determined that the time off work enjoyed by U.K. offshore oil and gas workers, typically 26 weeks per year, meets the amount of annual leave employers must provide to employees under the WTD. The employer group was successful in all arguments on appeal, as the EAT determined that the statutory entitlement to annual leave under the WTD can be discharged through normal field break arrangements for offshore workers. As a consequence of the EAT decision, an equal on/off time offshore rotation has been deemed to be fully compliant with the WTD. The employee group (led by a trade union) appealed the EAT decision to the highest court in Scotland (the Court of Session). A hearing on the appeal is expected in June 2010.

       Based on information currently available, we do not expect the ultimate resolution of these matters to have a material adverse effect on our financial position, operating results or cash flows.

    Other Matters

       In addition to the foregoing, we are named defendants or parties in certain other lawsuits, claims or proceedings incidental to our business and are involved from time to time as parties to governmental investigations or proceedings, including matters related to taxation, arising in the ordinary course of business. Although the outcome of such lawsuits or other proceedings cannot be predicted with certainty and the amount of any liability that could arise with respect to such lawsuits or other proceedings cannot be predicted accurately, we do not expect these matters to have a material adverse effect on our financial position, operating results or cash flows.

Segment Information	3 Months Ended
Mar. 31, 2010
Segment Information
Segment Information
Note 10 - Segment Information

       Our business consists of four operating segments: (1) Deepwater, (2) Asia Pacific, (3) Europe and Africa and (4) North and South America. Each of our four operating segments provides one service, contract drilling. Segment information for the quarters ended March 31, 2010 and 2009 is presented below. General and administrative expense is not allocated to our operating segments for purposes of measuring segment operating income and is included in "Reconciling Items." Assets not allocated to our operating segments consisted primarily of cash and cash equivalents and goodwill and are also included in "Reconciling Items."

Three Months Ended March 31, 2010
(in millions)

				North
			Europe	and	Operating
		Asia	and	South	Segments	Reconciling	Consolidated
	Deepwater	Pacific	Africa	America	Total	Items	Total

Revenues	$ 130.4	$ 132.0	$ 87.6	$ 98.6	$ 448.6	$ --	$ 448.6
Operating expenses Contract drilling (exclusive of depreciation)	45.0	51.8	47.1	38.5	182.4	--	182.4
Depreciation	9.8	18.3	11.8	11.5	51.4	.3	51.7
General and administrative	--	--	--	--	--	20.6	20.6
Operating income (loss)	$ 75.6	$ 61.9	$ 28.7	$ 48.6	$ 214.8	$ (20.9)	$ 193.9
Total assets	$2,551.0	$1,179.0	$755.1	$822.1	$5,307.2	$1,475.5	$6,782.7

Three Months Ended March 31, 2009
(in millions)

				North
			Europe	and	Operating
		Asia	and	South	Segments	Reconciling	Consolidated
	Deepwater	Pacific	Africa	America	Total	Items	Total

Revenues	$ --	$ 195.8	$196.4	$ 92.6	$ 484.8	$ --	$ 484.8
Operating expenses Contract drilling (exclusive of depreciation)	4.8	57.2	53.5	46.0	161.5	--	161.5
Depreciation	2.3	18.3	10.9	11.9	43.4	.3	43.7
General and administrative	--	--	--	--	--	12.0	12.0
Operating (loss) income	$ (7.1)	$ 120.3	$132.0	$ 34.7	$ 279.9	$ (12.3)	$ 267.6
Total assets	$1,877.7	$1,338.4	$808.5	$807.1	$4,831.7	$1,253.2	$6,084.9